EXHIBIT 99.1

CAVA Announces a $100 Million Share Repurchase Program

WASHINGTON, D.C. (September 18, 2026) – CAVA Group, Inc. (NYSE: CAVA), today announced that its board of directors approved a share repurchase program with authorization to purchase up to $100 million of its outstanding shares of common stock. Repurchases under the program may be made in the open market, in privately negotiated transactions or by other means, including through trading plans intended to qualify under Rule 10b5-1 of the Securities Exchange Act of 1934, with the amount and timing of repurchases to be determined at the Company’s discretion, depending on market and business conditions, and prevailing stock prices among other factors. Open market repurchases will be structured to occur in accordance with applicable federal securities laws.

The share repurchase program will expire on September 17, 2027. This program does not obligate the Company to acquire any particular amount of common stock, and may be modified, suspended or terminated at any time at the Company's discretion. The Company expects to fund repurchases with a combination of existing cash and cash equivalents and cash flows from operations.

Forward-looking statements

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts. These forward-looking statements relate to matters such as our expectations regarding the implementation and execution of our share repurchase program. These statements may include words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable,” “outlook,” the negative version of these words or similar terms and phrases.

The forward-looking statements contained in this press release are based on management’s current expectations and are not guarantees of future performance. The forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, and projections will result or be achieved. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. Actual results may differ materially from these expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory, and other factors, including the timing and amount of repurchases of our common stock, if any, changes to our expected liquidity position, the possibility that the repurchase program may be suspended or terminated at any time and the risk factors set forth in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, many of which are beyond our control.

You should not put undue reliance on any forward-looking statement. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included in this press release. We do not undertake any obligation to revise or update any forward-looking statements, except as required by law. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.

About CAVA

CAVA is the category-defining Mediterranean fast-casual restaurant brand bringing together bold, healthful flavors and ingredients at scale. A founder-led company, CAVA is guided by the belief that food should taste as good as it makes you feel, and that great meals and warm Mediterranean hospitality go hand in hand. Across more than 450 restaurants in 29 states and Washington, D.C., guests can choose from an abundant selection of chef-curated or build your own bowls and pitas to meet their dietary and taste preferences. There are more than 17 billion possible ingredient combinations, featuring a variety of proteins, vegetables, signature dips such as Crazy Feta®, house-made beverages, and more. Guided by its mission to bring heart, health, and humanity to food, CAVA provides meaningful career opportunities for more than 15,000 team members and continues to invest in its people and communities. Learn more at cava.com.

Contact, Investor Relations:
Katie Semple, Investor Relations
investor.relations@cava.com

Contact, Media Relations:
media@cava.com